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                             BARR LABORATORIES, INC.


                      CURRENT REPORT DATED OCTOBER 24, 2001


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report OCTOBER 24, 2001


                             BARR LABORATORIES, INC.
             (Exact name of registrant as specified in its charter)





    New York                          1-9860                      22-1927534

(State or other jurisdiction       (Commission                  (IRS Employer
     of  incorporation)            File Number)              Identification No.)





Two Quaker Road, P.O. Box 2900, Pomona, New York          10970-0519

   (Address of principal executive offices)               (Zip code)


                                 (845) 362-1100

              (Registrant's telephone number, including area code)

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                            BARR LABORATORIES, INC.

                     CURRENT REPORT dated October 24, 2001


Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On June 29, 2001, Barr Laboratories, Inc. ("Barr") and Duramed Pharmaceuticals, Inc. (NASDAQ-DRMD), a developer, manufacturer and marketer of prescription drug products, focusing on women's health and the hormone replacement therapy markets ("Duramed"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), providing for the acquisition of Duramed by Barr. On October 24, 2001, a wholly owned subsidiary of Barr merged with and into Duramed.

         Pursuant to the Merger Agreement, Barr will issue up to a total of 8,696,786 shares of its common stock in exchange for all of the outstanding shares of Duramed common stock and upon exercise of Duramed options and warrants assumed by Barr. The acquisition will be accounted for as a pooling of interests. The transaction is valued at approximately $658 million based on the closing price of Barr stock on October 24, 2001. It is intended that the transaction be treated as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended.

         The forgoing summary is qualified in its entirety by reference to the full text of the Merger Agreement, which is incorporated by reference herein.

Item 7. FINANCIAL STATEMENTS and EXHIBITS

         (a) Financial Statements of Business Acquired

         The financial statements of Duramed, required to be filed pursuant to
Item 7(a) of Form 8-K, are included as follows:

         o Balance Sheets as of December 31, 2000 and 1999 and Statements of Operations, Shareholders' Equity, and Cash Flows for the years ended December 31, 2000, 1999 and 1998.(1)

         o   Balance Sheet as of March 31, 2001 and Statements of
             Operations and Cash Flows for the three months ended March 31, 2001 and 2000.(2)

         o Balance Sheet as of June 30, 2001 and Statements of Operations and Cash Flows for the three and six months ended June 30, 2001 and 2000.(3)


(b)      Pro Forma Financial Information

         The pro forma financial information, required to be filed pursuant to
Item 7(b) of Form 8-K, is included as follows:

         o Pro forma combined balance sheet as of June 30, 2001 and pro forma combined statements of operations for the years ended June 30, 2001, 2000 and 1999. (4)
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                            BARR LABORATORIES, INC.

                     CURRENT REPORT dated October 24, 2001


         --------

          (1) Incorporated herein by reference to Duramed's Annual Report on Form 10-K for the year ended December 31, 2000, filed March 20, 2001 (as amended on Form 10-K/A, filed on March 21, 2001).


          (2) Incorporated herein by reference to Duramed's Quarterly Report on Form 10-Q for the first quarter ended March 31, 2001, filed May 9, 2001.

          (3) Incorporated herein by reference to Duramed's Quarterly Report on Form 10-Q for the second quarter ended June 30, 2001, filed August 14, 2001.

          (4) Incorporated herein by reference to pages 14 through 19 (inclusive) of Amendment No. 1 to Barr's Registration Statement No. 333-66986 on Form S-4 filed September 7, 2001.


(c)      EXHIBITS

          2.1 Agreement and Plan of Merger, dated as of June 29, 2001, by and among Barr Laboratories, Inc., Beta Merger Sub I, Inc. and Duramed Pharmaceuticals, Inc. (*)

          4.1 Parent Stockholder Voting Agreement, dated as of May 29, 2001, between Duramed Pharmaceuticals, Inc. and Sherman Delaware, Inc. (*)

          4.2 Company Stockholders Voting Agreement, dated as of May 29, 2001, among Barr Laboratories, Inc., Solvay Pharmaceuticals, Inc., Mr.
               E. Thomas Arington, and certain other individuals. (*)

          23.1 Consent of Ernst & Young LLP

----------------
          (*) Incorporated herein by reference to these respective exhibits to Registrant's Registration Statement No. 333-66986 on Form S-4.





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                            BARR LABORATORIES, INC.

                     CURRENT REPORT dated October 24, 2001



                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 BARR LABORATORIES, INC.

Date:  November 7, 2001          /s/ William T. McKee
                                 --------------------------
                                 William T. McKee
                                 Senior Vice President, Chief Financial Officer,
                                 Treasurer and Secretary